UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Consolidated Graphics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 26, 2007
Dear Shareholder:
You are cordially invited to attend the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Hyatt Regency Houston, 1200 Louisiana, Houston, Texas 77002, on Thursday, August 2, 2007, at 5:00 p.m., Central Daylight Time. For those of you who cannot be present at this Annual Meeting, we urge that you participate by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board of Directors’ recommendations.
This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. The Company’s Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 2007.
It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy card in the envelope provided.
On behalf of the Board of Directors, thank you for your cooperation and continued support.
/s/ Joe R. Davis
Joe R. Davis
Chairman of the Board and
Chief Executive Officer
Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057
(713) 787-0977

VOTING THE PROXY CARD
Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope. Postage need not be affixed to the envelope if mailed in the United States.
The immediate return of your proxy card will be of great assistance in preparing for the Annual Meeting and is therefore urgently requested, even if you plan to attend the Annual Meeting in person. If you attend the Annual Meeting and make arrangements to vote in person, your proxy card will not be used.
IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON
The Annual Meeting will be held at 5:00 p.m., Central Daylight Time, on Thursday, August 2, 2007, at the Hyatt Regency Houston, 1200 Louisiana, Houston, Texas 77002. Signs will direct you to the conference room where the Annual Meeting will be held.
If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker’s proxy and bring it to the Annual Meeting in order to vote.

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Thursday, August 2, 2007
5:00 p.m. Central Daylight Time
To the Shareholders:
The 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of Consolidated Graphics, Inc. (the “Company”) will be held at the Hyatt Regency Houston, 1200 Louisiana, Houston, Texas 77002, on Thursday, August 2, 2007, at 5:00 p.m., Central Daylight Time, for the following purposes:
1.
To elect two Class II directors to serve on the Company’s Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal.

2.	To adopt the Fourth Amendment to the Consolidated Graphics, Inc. Long-Term Incentive Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
Only shareholders of record as of the close of business on June 15, 2007, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. A list of such shareholders shall be open to the examination of any shareholder of record during normal business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 5858 Westheimer, Suite 200, Houston, Texas 77057, and shall also be open to examination at the Annual Meeting and any adjournment(s) or postponement(s) thereof.
By Order of the Board of Directors
/s/ G. Christopher Colville
G. Christopher Colville
Secretary
Houston, Texas
June 26, 2007
IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY CARD WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

PROXY STATEMENT

INTRODUCTION
The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Consolidated Graphics, Inc., a Texas corporation (the “Company”), for use only at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Hyatt Regency Houston, 1200 Louisiana, Houston, Texas 77002, on Thursday, August 2, 2007, at 5:00 p.m., Central Daylight Time, and at any adjournment(s) or postponement(s) thereof. The approximate date on which this Proxy Statement and accompanying proxy will first be given or sent to shareholders is June 29, 2007.
Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking it with the Secretary at the Company’s executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and making arrangements to vote in person. The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.
ACTION TO BE TAKEN UNDER PROXY
Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted (i) FOR the election of the two nominees named herein to serve as Class II directors and if one or more of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee(s) that the Board may propose, and (ii) FOR the adoption of the Fourth Amendment to the Consolidated Graphics, Inc. Long-Term Incentive Plan (the “Incentive Plan”).
Management of the Company did not receive any shareholder proposals for inclusion in this Proxy Statement by the date prescribed therefor and is not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.
RECORD DATE AND VOTING SECURITIES
The Board has fixed the close of business on June 15, 2007 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. The issued and outstanding shares of Common Stock of the Company as of the close of business on June 15, 2007, consisted of 13,737,321 shares, each of which is entitled to one vote on each matter to be voted on at the Annual Meeting. Under the Company’s Second Amended and Restated By-laws (the “By-laws”) and in accordance with the Texas Business Corporation Act, the holders of a majority of the total issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote thereat, will constitute a quorum for the transaction of business at the Annual Meeting. The persons whom we appoint to act as inspectors of election will determine whether a quorum exists.
If a quorum is not present at the Annual Meeting or if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, the Annual Meeting may be adjourned or postponed until such time and place as is determined by a vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this current solicitation and not subsequently revoked will be voted at any later continuance of the Annual Meeting in the manner set forth above.

The Restated Articles of Incorporation of the Company, as amended to date (the “Articles of Incorporation”), do not permit cumulative voting. The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote thereat, at a meeting at which a quorum is present is required for the election of directors and the approval of the proposed amendment to the Incentive Plan. Shares that are entitled to be voted by a shareholder who is present, in person or by proxy, at the Annual Meeting but who abstains from voting or withholds a vote (collectively, “abstentions”), will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. “Broker nonvotes” are also treated as shares that are present for purposes of determining the presence of a quorum. A broker nonvote occurs when a broker is present at the meeting or returns a proxy but does not have discretionary voting power to vote on a specific matter (such as non-routine proposals) and has not received voting instructions from the beneficial owner with respect to such matter. A broker has discretionary voting power (including the power to abstain) under the current rules of the exchange on which the Company’s shares are traded, The New York Stock Exchange, Inc. (“NYSE”), if the proposal involves a routine matter, such as the non-contested election of directors.
In determining the results of voting at the Annual Meeting on the election of directors and the proposed amendment to the Incentive Plan, abstentions will have the same effect as a vote against the nominated directors and the proposed amendment to the Incentive Plan because approval of each matter under consideration requires an affirmative vote of the majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on each such matter at the Annual Meeting. In the event of a broker nonvote with respect to the proposed amendment to the Incentive Plan, then such shares of Common Stock are excluded from both the tabulation of affirmative votes for the proposed amendment to the Incentive Plan and the tabulation of the total number of shares of Common Stock which cast a vote on such matter. As discussed above, broker nonvotes are not applicable to the election of directors in connection with this solicitation of proxies.
PROPOSAL FOR ELECTION OF CLASS II DIRECTORS
Pursuant to the Company’s By-laws, the Board is currently comprised of six directors and is divided into three classes, with each class serving a three-year term. At each annual meeting of shareholders, one class of directors is elected for a full term of three years to succeed that class of directors whose terms are expiring. The Board currently consists of Larry J. Alexander, Brady F. Carruth, Gary L. Forbes, James H. Limmer, Hugh N. West, M.D. and Joe R. Davis, with Messrs. Alexander and Carruth constituting the Class I directors, Messrs. Forbes and Limmer constituting the Class II directors and Mr. Davis and Dr. West constituting the Class III directors. The term of the Class II directors expires at the Annual Meeting. The terms of the other two classes of directors expire at the 2008 (Class III directors) and 2009 (Class I directors) annual meetings of shareholders.
Unless contrary instructions are set forth in the proxy card, it is intended that the individual named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the nominees listed below as the Class II directors, each of whom is presently a member of the Board. The two Class II directors elected at the Annual Meeting will each serve for a term expiring on the date of the annual meeting of shareholders in 2010 and until his successor has been elected and qualified or until his earlier resignation or removal. The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote at a meeting at which a quorum is present, is required to elect directors.
The Board has appointed a Nominating and Governance Committee and delegated to it the responsibility for evaluating candidates and recommending nominees for election to the Company’s Board of Directors. The Nominating and Governance Committee determined in its business judgment that the election of Messrs. Forbes and Limmer as the Class II directors of the Company is in the best interest of the Company and its shareholders. The Board subsequently affirmed the recommendation of the Nominating and Governance Committee. THE BOARD THEREFORE RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES, AND PROXIES THAT ARE RETURNED BUT NOT MARKED TO THE CONTRARY WILL BE SO VOTED.
A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder’s shares for one or more of the named nominees. Each of the nominees for election as Class II directors is currently serving as a director on the Board and has indicated his willingness to serve in such capacity, if elected, but should the candidacy of Messrs. Forbes and/or Limmer for any reason be withdrawn or either nominee becomes unavailable for election, the Nominating and Governance Committee may recommend a replacement nominee and, if such nominee is affirmed by the Board, the individual acting under the duly executed proxies will vote for the election of the replacement nominee. Management is currently unaware of any circumstances likely to render either nominee unavailable for election.

The following sets forth information concerning each of the nominees for election to the Board and each continuing member of the Board, including their name, age, principal occupation or employment for at least the past five years and the period for which such person has served as a director of the Company.
Nominees for Election as Class II Directors
The following information is furnished regarding the Class II director nominees who, if elected, will serve on the Board until the 2010 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.
Gary L. Forbes is currently Senior Vice President of Equus Total Return, Inc., a publicly traded investment company, with whom he has been employed since 1991. Mr. Forbes serves on the board of directors of NCI Building Systems, Inc., a publicly traded manufacturer of prefabricated metal buildings and Carriage Services, Inc., a publicly traded death care company. Mr. Forbes is a certified public accountant and has been a director of the Company since 1993. He serves on the Audit Committee and the Executive Committee and is 63 years of age.
James H. Limmer has been a partner with the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, which specializes in all phases of insurance defense, since July 1973. Mr. Limmer has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating and Governance Committee. Mr. Limmer is 65 years of age.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF MESSRS. FORBES AND LIMMER AS CLASS II DIRECTORS OF THE COMPANY.
Continuing Class I Directors
The following information is furnished with respect to the Class I directors, who will continue to serve on the Board until the 2009 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.
Larry J. Alexander retired from the San Antonio Spurs Professional Basketball Team in May 1996, where he had been Vice President — Administration and Communications since August 1994. Prior to joining the Spurs, he spent 27 years with SBC, Inc. (now AT&T, Inc.), a telecommunications company, where he had various responsibilities in advertising and corporate communications, most recently as Senior Vice President — External Affairs. Mr. Alexander has been a director of the Company since May 1995 and serves on the Compensation Committee. Mr. Alexander is 65 years of age.
Brady F. Carruth has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987 and President and Chief Executive Officer of Saratoga Financial Group, an insurance holding company, since 2001. Mr. Carruth has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating and Governance Committee. Mr. Carruth is 49 years of age.
Continuing Class III Directors
The following information is furnished with respect to the Class III directors, who will continue to serve on the Board until the 2008 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.
Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since it was founded in 1985. Mr. Davis serves on the Executive Committee and also serves on the board of directors of Carriage Services, Inc., a publicly traded death care company. Prior to forming the Company, Mr. Davis was a Vice President for a division of International Paper Company. He also previously served as a partner of a national public accounting firm. Mr. Davis is 64 years of age.

Hugh N. West, M.D., was in private practice in Houston, Texas in the field of diagnostic radiology until his retirement in 1996. Dr. West has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating and Governance Committee. Dr. West is 61 years of age.
PROPOSAL TO APPROVE THE FOURTH AMENDMENT
TO THE LONG-TERM INCENTIVE PLAN
In March 1994, the Board and the shareholders of the Company approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees of the Company and non-employee directors who are not then serving on the Compensation Committee are eligible to receive awards consisting of stock options, stock appreciation rights (“SARS”), restricted or nonrestricted stock or stock units, cash or any combination of the foregoing. To date, long-term incentive compensation has been awarded in the form of stock options, restricted stock units and cash. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning and subject to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options. As of June 15, 2007, the record date, an aggregate of 1,836,253 shares of Common Stock were reserved for issuance pursuant to the Incentive Plan. Awards covering 1,527,071 of these shares were outstanding at June 15, 2007, with 309,182 being available for future awards.
As discussed below, the Board has approved a proposed amendment to the Incentive Plan to (i) provide for all non-employee directors of the Company and its subsidiaries to be eligible to receive awards under the Incentive Plan and (ii) increase the number of shares of our Common Stock that can be issued pursuant to the Incentive Plan by 800,000 (representing 5.8% of the total outstanding shares of Common Stock of the Company as of the record date), subject to approval by the shareholders of the Company. A summary description of the material terms of the Incentive Plan is also set forth below. A copy of the Incentive Plan, as amended by the proposed plan amendment, is attached to this Proxy Statement as Appendix A, and incorporated herein by this reference. The summary descriptions of the Incentive Plan and the proposed amendment below are qualified in their entirety by reference to the full text of the Incentive Plan, as amended by such proposed plan amendment.
Proposed Plan Amendment
On June 19, 2007, the Board approved (i) a proposed amendment to the Incentive Plan to (x) provide for all non-employee directors of the Company and its subsidiaries to be eligible to receive awards under the Incentive Plan and (y) increase the number of shares of our Common Stock that can be issued pursuant to the Incentive Plan by 800,000 (the “Plan Amendment”) and (ii) reservation of 800,000 additional shares of our Common Stock to be available for issuance under the amended Incentive Plan. The Plan Amendment is subject to approval by the shareholders of the Company. Approval of such amendment by the shareholders will authorize the designation of future stock option awards with respect to all such increased shares as incentive stock options that may be granted to employees of the Company and its subsidiaries in accordance with the provisions of Section 422 of the Code. Incentive stock options may not be granted to non-employee directors.
The proposed Plan Amendment will permit additional awards to be granted to encourage the acquisition of Common Stock by the Company’s employees and non-employee directors and to strengthen the Company’s ability to attract, motivate and retain employees and non-employee directors with appropriate experience and ability. Awards would be granted to enhance the recruitment and retention of highly qualified employees and non-employee directors and to strengthen the commonality of interest among employees, directors and shareholders.
The Board believes that the proposed Plan Amendment is in the best interest of the Company and its shareholders. THE BOARD THEREFORE RECOMMENDS A VOTE “FOR” THE PROPOSED PLAN AMENDMENT, AND PROXIES THAT ARE RETURNED BUT NOT MARKED TO THE CONTRARY WILL BE SO VOTED. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the proposed Plan Amendment.
Any person who is an employee or non-employee director of the Company and its subsidiaries is eligible to be considered for awards under the Incentive Plan, except that non-employee directors are not eligible to receive incentive stock options. The amount of future awards to be granted to current or future directors, officers or employees has not yet been decided and cannot be determined at this time, except for awards to be granted to the

Chief Executive Officer of the Company pursuant to his employment agreement with the Company (see “Executive Compensation — Overall Compensation Philosophy and Policies”). Actual awards will depend upon a number of factors, including an individual’s potential contribution to the Company’s business, the Company’s compensation practices at the time, retention issues and the Company’s stock price. We believe that, had the proposed Plan Amendment been in effect during fiscal 2007, the amount of awards granted under the Plan would not have been materially different.
The following Plan Benefits table sets forth the benefits and amounts that were received by or allocated to each of the persons or groups indicated below during fiscal 2007 and during fiscal 2008 up to our June 15, 2007 record date, under the Incentive Plan:
PLAN BENEFITS
Long-Term Incentive Plan

			Stock Options		Restricted Stock		Restricted Stock Units
Name and Position	Stock Options		Dollar Value(1)		Units		Dollar Value (1)
	2007	2008	2007	2008	2007	2008	2007	2008
Joe R. Davis, Chairman of the Board and Chief Executive Officer	—	—	—	—	12,500	12,500	$905,875	$905,875
G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer, and Secretary(2)	—	—	—	—	—	—	—	—
Executive Group(3)	—	—	—	—	12,500	12,500	$905,875	$905,875
Non-Executive Directors Group	—	—	—	—	—	—	—	—
Non-Executive Officer Employee Group	36,088	—	$716,347	—	—	—	—	—

(1)
Determined for stock options based on the aggregate difference between the exercise price per share established for the stock options and $72.47, which is the per share closing price of the Company’s Common Stock as reported by the NYSE as of June 15, 2007. Determined for restricted stock units based on the June 15, 2007 closing price.

(2)	On May 9, 2007, we announced that Mr. Colville had decided to resign from the Company effective on June 30, 2007.

(3)	Consists of the two named executive officers disclosed above.
Summary Description of Incentive Plan
The Compensation Committee administers the Incentive Plan and, subject to the provisions thereof, is authorized by the Board of Directors to (i) determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award, such as exercise price, vesting period, forfeiture provisions, expiration date and other material conditions, (ii) interpret the Incentive Plan, (iii) grant waivers of restrictions thereunder and (iv) adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan; however, the provisions of Section 422 of the Code govern the issuance of incentive stock options and may not be overridden by the actions of the Compensation Committee.
Options are rights to purchase a specified number of shares of Common Stock with cash or other shares of Common Stock owned by the optionee or both. Options are exercisable at such time and upon such terms as are determined by the Compensation Committee and, in the case of incentive stock options, in accordance with the provisions of Section 422 of the Code. Incentive stock options may be granted to any employee of the Company or its subsidiaries, but not to a non-employee director. SARs are rights to receive, without payment to the Company, cash or shares of Common Stock or both in lieu of the purchase of shares of Common Stock under the related stock options to which the SARs are attached. A restricted stock award is an award of shares of Common Stock that may be subject to a restriction against transfer during a period set by the Compensation Committee. During such period, the participant generally has the right to vote and receive dividends on the shares covered by the restricted stock awards. A restricted stock unit award is an award of the right to receive shares of Common Stock in the future. Until exercised, participants who have been granted restricted stock unit awards generally do not have the right to vote or receive dividends on the shares covered by the award.

Awards under the Incentive Plan are subject to adjustment in the event of a stock dividend, stock split, recapitalization or combination of the Common Stock. In the event of certain mergers, consolidations, plans of exchange or other reorganizations of the Company, outstanding awards under the Incentive Plan are subject to adjustment to reflect the terms of such transaction.
Awards under the Incentive Plan are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Incentive Plan allows for the satisfaction of a participant’s tax withholding in respect of an award by the withholding of cash or shares of Common Stock issuable pursuant to the award or the delivery by the participant of previously owned shares of Common Stock, in either case valued at the fair market value thereof.
The Incentive Plan may be amended by the Board, except that no amendment may be made without shareholder approval to the extent such approval is then required pursuant to Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) , in order to preserve the applicability of any exemption provided by such rule to any award then outstanding (unless the holder of such award consents) or to the extent shareholder approval is otherwise required, and no amendment that adversely affects any right of a participant with respect to any award previously granted may be made without the consent of the participant.
Certain Federal Tax Consequences
The following summary of federal income tax considerations of persons who participate in the Incentive Plan is for general information only and is intended to summarize briefly the federal income tax consequences arising from participation in the Incentive Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Incentive Plan may vary depending upon each person’s particular situation, and therefore may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, that may result from the acquisition, holding, or disposition of Common Stock issued under the terms of the Incentive Plan. This summary addresses federal income tax considerations of persons participating in the Incentive Plan generally and is not intended to, nor may it, be construed as specific federal income tax advice to any individual person. EACH PERSON WHO PARTICIPATES IN THE INCENTIVE PLAN SHOULD CONSULT SUCH PERSON’S TAX ADVISOR CONCERNING THE SPECIFIC TAX CONSEQUENCES TO SUCH PERSON OF PARTICIPATION IN THE INCENTIVE PLAN.
The Company shall have the right, subject to applicable law, to collect applicable taxes due in connection with any Award by deducting such amount from any payment to an employee or by withholding, at the time of delivery or vesting, an appropriate number of shares of Common Stock for payment of taxes required by law. If shares of Common Stock are used to satisfy applicable tax withholding, such shares will be valued based on the fair market value of the shares at the time the tax withholding is required to be made.
Participants Subject to Section 16(b) of the Exchange Act. The Incentive Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act relating to rules for directors, officers and 10% owners of the Company. Therefore, because the acquisition of the Common Stock under the Incentive Plan will not be deemed to be a “purchase” for purposes of Section 16(b) of the Exchange Act (“Section 16(b)”), a sale of Common Stock by an Incentive Plan participant within six months after the date of exercise of an option or SAR (or the date restrictions on a restricted share award lapse or restricted stock units vest and shares of Common Stock are issued) should not necessarily subject the participant to liability under Section 16(b) of the Exchange Act. However, because the sale of the Common Stock can still be “matched” with other purchases, if a participant has purchased Common Stock or obtained a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b) within six months before the date of exercise of an option or SAR (or the date restrictions on a restricted share award lapse or restricted stock units vest and shares of Common Stock are issued) (an “interim purchase”), the participant may have short-swing liability under Section 16(b) if he were to sell the Common Stock within six months after the date of the interim purchase. The Internal Revenue Service (the “IRS”) has not provided guidance regarding the tax consequences of this fact situation. However, IRS regulations suggest that because an interim purchase would trigger liability upon the sale of the Common Stock within six months after the interim purchase, the Common Stock may be treated as subject to a “substantial risk of forfeiture” under Section 83(b) of the Code and not transferable and, therefore, substantially nonvested. Tax consequences regarding this issue are discussed below. PARTICIPANTS SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT ARE URGED TO CONSULT THEIR ADVISORS CONCERNING THE APPLICATION OF SECTION 16(b) OF THE EXCHANGE ACT TO TRANSACTIONS UNDER THE INCENTIVE PLAN.

Nonqualified Stock Options.
Participants will not realize taxable income upon the grant of a nonqualified stock option. The federal income tax consequences to a participant of exercising a nonqualified stock option will vary depending on whether the shares of Common Stock received upon the exercise of such option are either “substantially vested” or “substantially non-vested” within the meaning of Section 83 of the Code. Generally, such shares will be “substantially non-vested” if they are both non-transferable and subject to a substantial risk of forfeiture, and will be “substantially vested” if they are either transferable or not subject to a substantial risk of forfeiture. A participant generally should not recognize compensation income upon exercising a nonqualified stock option for shares that are “substantially non-vested” until such shares become “substantially vested.” A participant who wishes to recognize compensation income at the time of the exercise of such an option (rather than when the shares become “substantially vested”) must file an election under Section 83(b) of the Code (“Section 83(b) Election”).
A Section 83(b) Election is made by filing a written notice with the IRS office with which the participant files his federal income tax return. The notice must be filed within 30 days of the participant’s receipt of the Common Stock related to the applicable award and must meet certain technical requirements.
Participants Not Subject to Section 16(b). Upon the exercise of a nonqualified stock option, a participant who is not subject to Section 16(b) will receive stock that is substantially vested. Therefore, the participant will recognize ordinary income (treated as compensation) in an amount equal to the excess of (i) the fair market value of the Common Stock received upon exercise of the option, over (ii) the exercise price paid therefor.
Participants Subject to Section 16(b) — If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or obtained a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of the nonqualified stock option, such interim purchase may cause the Common Stock to be substantially non-vested and, as a result, the participant will recognize ordinary income on the Applicable Date (as hereinafter defined) equal to the difference between the fair market value of the Common Stock on the Applicable Date and the exercise price paid for the shares unless the participant has made a Section 83(b) Election on the date of exercise. Alternatively, if the participant makes a Section 83(b) Election, then the participant will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price.
As used herein, “Applicable Date” shall mean the earlier of (i) the date the participant disposes of the Common Stock issued under the terms of the Incentive Plan or (ii) the first date on which the sale of Common Stock issued under the terms of the Incentive Plan will not subject the participant to liability under Section 16(b).
Participants Subject to Section 16(b) — If Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or if it is determined that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the participant were not subject to Section 16(b). Therefore, upon the exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.
Basis. The participant’s basis in Common Stock acquired upon the exercise of a nonqualified stock option will be the exercise price plus the amount of ordinary income recognized by the participant with respect to such Common Stock, assuming the exercise price is paid solely in cash. The tax basis in the Common Stock for which the exercise price is paid with shares of Common Stock is discussed below under the caption “Exercise of Options with Common Stock.”

Company Deduction. The Company will be entitled to a corresponding deduction equal to the amount recognized as income by a participant at the time such amount is recognized by the participant, provided that the participant’s compensation is within statutory limitations.
Subsequent Sale or Disposition of Common Stock. Upon the sale or other disposition of Common Stock acquired upon the exercise of a nonqualified stock option, a participant will recognize taxable income (or a deductible loss) equal to the difference between the amount realized on the sale or disposition and the participant’s basis in the Common Stock. The participant’s gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares of Common Stock constitute a capital asset in the hands of the participant. The type of capital gain or loss will depend upon the holding period of the Common Stock. If the Common Stock is held for twelve months or less, there will be a short-term capital gain or loss on the sale or disposition. If the Common Stock is held for more than twelve months, there will be a long-term capital gain or loss on sale or disposition.
Incentive Stock Options.
A participant will not recognize any taxable income upon the grant of an incentive stock option. A participant also will not recognize any taxable income upon the exercise of an incentive stock option provided that the participant was an employee of the Company (or an affiliate of the Company) at all times beginning on the date the option was granted and ending on the date three months before the option was exercised (or one year in the case of a disabled or deceased employee).
Alternative Minimum Tax. The exercise of an incentive stock option will result, however, in an item of income for purposes of determining the alternative minimum tax (“AMT”). Liability for tax under the AMT rules will arise only if the participant’s tax liability determined under the AMT rules exceeds the participant’s tax liability determined under the ordinary income tax rules. The exercise of an incentive stock option will give rise to an item of AMT income in an amount equal to the excess of the fair market value of the Common Stock received on the date the option is exercised over the exercise price. Participants who exercise incentive stock options and receive shares of Common Stock that are subject to a substantial risk of forfeiture within the meaning of Section 83(b) of the Code are urged to consult their tax advisor concerning the application of the AMT rules.
Basis. The participant’s tax basis in the Common Stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the Common Stock for which the exercise price is paid in shares of Common Stock is discussed below under the caption “Exercise of Options With Common Stock.”
Subsequent Sale or Disposition after ISO Holding Period. Upon the disposition of stock acquired upon exercise of an incentive stock option (“ISO Stock”) that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the incentive stock option, hereinafter referred to as the “ISO Holding Period”), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the participant’s basis in the shares of Common Stock, provided the shares are held as a capital asset by the participant. However, if a participant disposes of ISO Stock that has not been held for the ISO Holding Period (a “Disqualifying Disposition”), the participant will recognize ordinary income (treated as compensation) in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length Disqualifying Disposition to an unrelated party) over the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO stock on the exercise date.
Company Deduction. The Company and its subsidiaries will not be entitled to any Federal income tax deduction upon the grant or exercise of an incentive stock option. If, however, a participant makes a Disqualifying Disposition, the Company (or an affiliate of the Company) will then, subject to the discussion below under the section entitled “Tax Code Limitations On Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Disqualifying Dispositions.
Disqualifying Disposition by Participants Not Subject to Section 16(b). If a participant sells ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price. If the amount realized by a participant on the sale of the Common Stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the participant as a short-term or long-term capital gain, provided that the participant held the Common Stock as a capital asset.
Disqualifying Disposition by Participants Subject to Section 16(b) — If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or obtained a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of an incentive stock option (and if such interim purchase causes the Common Stock to be substantially non-vested as discussed above) and the participant sells the ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the Applicable Date over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price, unless the participant makes a Section 83(b) Election, in which case the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the immediately preceding paragraph.
Disqualifying Disposition by Participants Subject to Section 16(b) — If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or it is determined that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the second preceding paragraph.
Alternative Minimum Tax. If a participant exercises an incentive stock option and sells the ISO Stock in a Disqualifying Disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and AMT will be the same (resulting in no additional AMT liability). Conversely, if the participant sells ISO Stock in a Disqualifying Disposition in a tax year subsequent to the tax year in which the incentive stock option was exercised, the participant will recognize AMT income (as determined above) in the first taxable year, and ordinary taxable income (but not AMT income) in the year in which the disposition was made.
Exercise Following Participant’s Death. Under certain circumstances, the sale of Common Stock by a participant’s estate which was previously acquired upon exercise of an incentive stock option will receive the tax treatment described herein without regard to the ISO Holding Period requirement.
Company Deduction. Upon the occurrence of a Disqualifying Disposition, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant, provided that the participant’s compensation is within statutory limitations.
Exercise of Options with Common Stock.
Nonqualified Stock Options. If a participant pays the exercise price of a nonqualified stock option with shares of Common Stock (including, shares obtained through the exercise of an incentive stock option and not held for the ISO Holding Period), the participant will not recognize any gain on the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered and a holding period that includes the holding period of the shares surrendered. The excess shares received upon exercise of the nonqualified stock option will be taxable to the participant as compensation income in an amount equal to the fair market value of such shares as of the exercise date. The participant’s basis in such excess shares of Common Stock will equal the amount of ordinary compensation income recognized by the participant.

Incentive Stock Options. The tax consequences to a participant from using shares of Common Stock to pay the exercise price of an incentive stock option will depend on the status of the Common Stock acquired. However, all shares acquired through the exercise of an incentive stock option are individually subject to the ISO Holding Period requirements and the Disqualifying Disposition rules, regardless of whether the option is exercised with previously acquired shares of Common Stock or shares of Common Stock being offered for exercise of the incentive stock option. If an incentive stock option is exercised with shares of Common Stock and the exercise results in an allocation of different tax bases to the shares received, the participant’s Disqualifying Disposition of any of the stock acquired though the exercise of the incentive stock option is treated as a Disqualifying Disposition of the shares with the lowest basis.
If a participant pays the exercise price of an incentive stock option for stock that is substantially vested with previously-owned shares of Common Stock that are substantially vested, the participant will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of Common Stock received. The participant will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period for purposes of determining capital gain of such shares will begin on the date of receipt thereof by the participant. Similarly, it appears that if the participant pays the exercise price for substantially non-vested Common Stock with previously-owned shares of Common Stock that are substantially vested, the tax consequences will be the same.
Likewise, if a participant exercises an incentive stock option granted pursuant to the Incentive Plan using shares of Common Stock that were obtained through the exercise of an incentive stock option and that have been held by the participant for the ISO Holding Period for either substantially vested Common Stock or substantially non-vested Common Stock, the tax consequences of such payment to the participant will be identical to those discussed in the preceding paragraph.
Conversely, if a participant exercises an incentive stock option granted pursuant to the Incentive Plan using shares of Common Stock received upon the prior exercise of an incentive stock option and the participant has not held the Common Stock surrendered for the ISO Holding Period, the participant will have made a Disqualifying Disposition of the number of shares of Common Stock surrendered as payment for the exercise price of the incentive stock option. If the participant receives Common Stock that is substantially vested, the participant generally will recognize ordinary compensation income with respect to the Disqualifying Disposition upon surrender of the shares received upon the prior exercise of an incentive stock option equal to the excess of the fair market value of the Common Stock surrendered (determined as of the prior date the option relating to such Common Stock was exercised) over the exercise price of the shares surrendered. It is unclear under the Code whether, if the participant receives Common Stock that is substantially non-vested, the recognition of income will be deferred until the Common Stock becomes substantially vested. The basis of the shares received in exchange for the surrendered shares of Common Stock will equal the participant’s basis in the shares surrendered, plus the amount of ordinary compensation income recognized by the participant. The participant will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period for purposes of determining capital gain of such shares will begin on the date of receipt thereof by the participant.
Restricted Shares.
Tax Consequences. Participants will be taxed on the fair market value of the restricted shares for the taxable year which includes the date of grant, unless the underlying shares are substantially nonvested (i.e. both nontransferable and subject to a substantial risk of forfeiture). However, a participant who wishes to recognize compensation income with respect to substantially non-vested shares in the taxable year that includes the date of grant of such an award must file a Section 83(b) Election.
Participants Not Subject to Section 16(b). A participant who is not subject to Section 16(b) who receives restricted shares will recognize ordinary income equal to the fair market value of the Common Stock received on the earlier of: (i) the date such Common Stock is transferable or (ii) the time the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such Common Stock received as ordinary income in the taxable year of receipt.
Participants Subject to Section 16(b). A participant subject to Section 16(b) who receives restricted shares will recognize ordinary income equal to the fair market value of the Common Stock received at the later of (i) the Applicable Date or (ii) the earlier of: (a) the date on which such Common Stock is transferable or (b) the date on which the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such Common Stock received as ordinary income in the taxable year of receipt.

Basis. The basis of the restricted shares in the hands of the participant will be equal to the fair market value of the restricted shares on the date the participant recognizes ordinary income as described above.
Subsequent Sale or Disposition. Upon the sale or disposition of shares of Common Stock, a participant will recognize taxable income or loss equal to the difference between the amount realized by the participant on the disposition of the stock and the participant’s basis in the stock. The gain or loss will be taxable to the participant as a capital gain or deductible by the participant as a capital loss (either short-term or long-term, depending on the holding period of the restricted shares), provided that the participant held the restricted shares as a capital asset.
Dividends. During the period in which a participant holds restricted shares, prior to the lapse of the restrictions, if dividends are declared but not distributed to the participant until the restrictions lapse, the dividends will be treated for tax purposes by the participant and the Company in the following manner: (i) if the participant makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the participant when the restrictions lapse and the Company will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the participant when the restrictions lapse and will be deductible by the Company and subject to applicable federal income tax withholding at that time.
If, instead, the Company pays the dividends to the participant prior to the lapse of the restrictions and the participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by the Company. Conversely, if the participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the participant at the time of payment and will be deductible by the Company and subject to applicable federal income tax withholding at that time.
Company Deduction. The Company may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant’s compensation is within statutory limitations.
Restricted Stock Units.
Tax Consequences. A participant who is awarded restricted stock units will not recognize taxable income at the time of grant. A participant is taxed upon receipt of payment for an award of restricted stock units, which payment may be in shares or cash. Under the terms of the Incentive Plan, a participant may elect to defer the receipt of shares or cash to a date that is subsequent to the date on which the restricted stock units vest. Upon receipt of payment for an award of restricted stock units, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares received as payment for restricted stock units are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses.
Basis. The basis of any shares received as payment for restricted stock units will be equal to the fair market value of the shares on the date the participant recognizes ordinary income as described above.
Subsequent Sale or Disposition of Shares Received as Payments for Restricted Stock Units. Upon the sale or disposition of shares of Common Stock, a participant will recognize taxable income or loss equal to the difference between the amount realized by the participant on the disposition of the stock and the participant’s basis in the stock. The gain or loss will be taxable to the participant as a capital gain or deductible by the participant as a capital loss (either short-term or long-term, depending on the holding period of the restricted shares), provided that the participant held the shares as a capital asset.
Dividends. During the period in which a participant holds restricted stock units, the participant will not be entitled to any dividends payable with respect to the underlying shares.

Company Deduction. The Company may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant’s compensation is within statutory limitations.
Stock Appreciation Rights.
Tax Consequences. Participants will not realize taxable income upon the grant of an SAR. The federal income tax consequences to a participant of exercising an SAR will vary depending on the form of payment. If the SAR is settled in cash or shares of Common Stock that are substantially vested, the participant must include in gross income an amount equal to the value of the consideration received upon exercise of the SAR. If the SAR is settled in shares of Common Stock and the shares are substantially nonvested, then the results discussed above under “Restricted Shares” regarding the taxation of restricted shares will apply.
Company Deduction. The Company may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant’s compensation is within statutory limitations.
Taxation of Deferred Compensation.
Notwithstanding the foregoing, a participant who receives an award that is treated as a deferral of compensation under a “nonqualified deferred compensation plan”, as that term is defined under Section 409A(d)(1) of the Code (a “Deferral Award”), will, when and to the extent that such Deferral Award is not subject to a substantial risk of forfeiture and not previously included in gross income, recognize ordinary income in the earliest taxable year in which the Deferral Award fails to comply with the requirements of Section 409A of the Code. The amount required to be included in the participant’s gross income will include the amount treated as deferred under the Deferral Award for such taxable year plus all other amounts treated as deferred under Deferral Awards granted under the Incentive Plan in prior taxable years. Further, the amount required to be included in the participant’s gross income under Section 409A will be increased by the sum of (i) the amount of applicable interest imposed under Section 409A on the underpayments that would have occurred had the amounts treated as a deferral of compensation under the Deferral Awards been includible in the participant’s gross income for the taxable year in which the Deferral Awards were granted or, if later, the first taxable year in which such Deferral Awards were not subject to a substantial risk of forfeiture (as that term is defined under Section 409A of the Code) and (ii) an amount equal to twenty percent (20%) of all amounts treated as a deferral of compensation under the Incentive Plan and required to be included in the participant’s gross income pursuant to Section 409A.
Tax Code Limitations On Deductibility.
In order for applicable amounts described above to be deductible by the Company (or a subsidiary of the Company), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary of the Company) to obtain a deduction for future payments under the Incentive Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of the Company (or a subsidiary of the Company) to obtain a deduction for amounts paid under the Incentive Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of certain types of compensation paid to certain executive officers of the Company to $1,000,000 with respect to any such officer during any taxable year of the Company.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
To the Company’s knowledge, the following table sets forth as of the close of business on June 15, 2007, information with respect to the shares of Common Stock beneficially owned by (i) the executive officers of the Company, (ii) each of the directors and director nominees of the Company, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all executive officers and directors as a group. To the Company’s knowledge, all persons listed have sole voting and investment power with respect to their shares, unless otherwise indicated.

	Amount of
	Beneficial Ownership (1)
	Number of	Percentage of
Name of Beneficial Owner	Shares (2)	Class (3)

Joe R. Davis (4)	1,204,800	8.1%
Barclays Global Investors, NA, Barclays Global Fund Advisors (5)	958,178	7.0%
Brady F. Carruth	42,860	*
Gary L. Forbes	35,000	*
James H. Limmer	35,000	*
Hugh N. West, M.D.	30,000	*
G. Christopher Colville	26,850	*
Larry J. Alexander	13,589	*
All directors and executive officers as a group (7 persons)	1,388,099	9.3%

*	Indicates beneficial ownership of less than 1% of the total outstanding shares of Common Stock.

(1)
In accordance with Securities and Exchange Commission (“SEC”) regulations, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option.

(2)
The shares beneficially owned include options to purchase shares of Common Stock exercisable within 60 days of June 15, 2007, as follows: Mr. Davis-1,100,000 shares (although certain restrictions apply to Mr. Davis’s ability to sell 480,000 of such shares that are issuable upon the exercise by Mr. Davis of certain of his stock options), Mr. Forbes-20,000 shares and Mr. Alexander-10,000 shares.

(3)
The percentage of Common Stock owned by each person has been calculated using the 13,737,321 shares outstanding as of the close of business on June 15, 2007, plus any shares issuable upon exercise of options owned by such person or group that are exercisable within 60 days of such date and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(4)	The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas 77057.

(5)
The Company received a copy of Schedule 13G filed with the SEC on January 9, 2007 by Barclays Global Investors, NA., Barclays Global Investors, Ltd and Barclays Global Fund Advisors (collectively, the “Barclays Group”) showing ownership of 1,243,469 shares of Common Stock in the aggregate as of December 31, 2006. The Schedule 13G indicates that Barclays Global Investors, NA. had sole voting power with respect to 852,258 shares and sole dispositive power with respect to 891,916 shares of Common Stock, Barclays Global Investors, Ltd had sole voting power and sole dispositive power with respect to 7,499 shares of Common Stock and Barclays Global Fund Advisors had sole voting power and sole dispositive power with respect to 344,054 shares of Common Stock. The address of Barclays Global Investors, NA. and Barclays Global Fund Advisors is 45 Fremont St., San Francisco, California 94105. The address of Barclays Global Investors, Ltd is Murray House, 1 Royal Mint Court, London, EC3N 4HH. Based on a subsequent filing with the SEC, the aggregate holdings of the Barclays Group at March 31, 2007, was 958,178 shares of Common Stock; however, additional information regarding discrete sole voting and sole dispositive powers as of such date was not available.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC and the NYSE certain reports of ownership, changes in ownership and annual statements of beneficial ownership of the Company’s Common Stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and/or written representations that no other reports were required to be filed with the SEC, the Company believes that during the 2007 fiscal year all of the Company’s executive officers, directors and greater than 10% shareholders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.
CORPORATE GOVERNANCE INFORMATION
Board of Directors and Committees
As of the date of this Proxy Statement, the size of the Board of Directors was fixed at six members, divided into three classes as described under the caption “Election of Class II Directors” above. Our Board has a standing Executive Committee, Audit Committee, Compensation Committee and Nominating and Governance Committee. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company and to comply with the NYSE corporate governance rules.

The Company’s Corporate Governance Guidelines (the “Governance Guidelines”), in compliance with the NYSE corporate governance rules, provide that the Board shall be comprised of a majority of non-management directors that meet the independence requirements of the NYSE. The Company’s non-management directors (Messrs. Alexander, Carruth, Forbes and Limmer and Dr. West) comprise a majority of the Board and each are “independent” for purposes of Section 303A of the NYSE corporate governance rules. The Board has affirmatively determined that the non-management directors had no material business relationships with the Company and otherwise satisfied the criteria for independence of the NYSE. The Board’s determination was based primarily on the directors’ general familiarity with each other and their backgrounds, the fact that no director previously reported a change in circumstances that could affect his independence and a review and discussion of the representations made by the directors in response to various questions regarding each of their (and their family’s) employment and compensation history, affiliations and business and other relationships.
During the fiscal year ended March 31, 2007, the Board met six times and acted by unanimous consent four times. Each of the directors attended at least 75% of the meetings of the Board and of each committee on which he served. In addition, pursuant to the Governance Guidelines, directors are expected to attend each annual meeting of shareholders. All of the directors attended the 2006 annual meeting of shareholders.
Pursuant to the Governance Guidelines and the NYSE corporate governance rules, our non-management directors are required to meet in executive sessions held at least quarterly. The presiding director (the “Presiding Director”) of those sessions is elected by the non-management directors. The Presiding Director is also the non-management Board member appointed to receive communications from interested parties, including shareholders, as set forth in “Communications with Directors” below.
Executive Committee
The Executive Committee, currently consisting of Messrs. Davis and Forbes, is charged under its written charter to review and develop strategies and policies of the Company and recommend changes thereto and approve certain transactions of the Company pursuant to authority delegated by the Board. During the fiscal year ended March 31, 2007, the Executive Committee consisted of Messrs. Davis and Forbes, met one time and acted by unanimous consent one time.
Audit Committee
The Audit Committee currently consists of Messrs. Carruth, Forbes and Limmer. The Board has determined that each such individual meets the independence and financial literacy requirements of the applicable NYSE corporate governance rules and SEC rules and regulations. The Board has also determined that Mr. Forbes qualifies as the Audit Committee “financial expert” as defined in Item 401(h) of Regulation S-K of the Exchange Act.
In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Audit Committee is charged under its written charter to, among other things, assist the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements (including the reasonableness and adequacy of disclosure of related person transactions), the qualifications, independence, selection, compensation and performance of the registered independent public accounting firm engaged to conduct the external audit of the Company, and the performance of the Company’s internal audit function. The Audit Committee is also responsible for preparing an audit committee report as required by the SEC for inclusion in this Proxy Statement. During the fiscal year ended March 31, 2007, the Audit Committee consisted of Messrs. Carruth, Forbes and Limmer and met five times and acted by unanimous consent one time.
Compensation Committee
The Compensation Committee currently consists of Mr. Alexander and Dr. West, each of whom have been determined by our Board to meet the independence requirements of the NYSE corporate governance rules. During the fiscal year ended March 31, 2007, the Compensation Committee consisted of Mr. Alexander and Dr. West, met one time and acted by unanimous consent two times.

In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Compensation Committee is charged under its written charter with, among other things, overseeing the effectiveness of the Company’s executive compensation policies applicable to the compensation of our directors and executive officers. The Compensation Committee also provides executive administration of the Incentive Plan. The Compensation Committee has sole authority to retain advisors, including compensation consultants, to assist the Committee with its duties. The Compensation Committee is not authorized by its charter to delegate to anyone the authority to establish any compensation policies or programs for elected officers, including our executive officers, or directors. Our Chief Executive Officer has the authority to establish compensation programs for non-elected officers and makes recommendations for the Compensation Committee’s consideration each year with respect to the appropriate compensation to be paid to our executive officers, including himself. The Compensation Committee is also responsible for reviewing the “Compensation Discussion and Analysis” section of this Proxy Statement and issuing a compensation committee report as required by the SEC for inclusion in this Proxy Statement. See "Executive Compensation - Compensation Discussion and Analysis” below for additional information on the Company’s procedures for the consideration and determination of director and executive officer compensation.
Compensation Committee Interlocks and Insider Participation
During the 2007 fiscal year, no member of the Compensation Committee was or formerly had been an officer or employee of the Company or any of its affiliates. Also, during the 2007 fiscal year, no executive officer of the Company served on the compensation committee or the board of directors of any other entity which employed as an executive officer, or was otherwise affiliated with, one of the members of the Company’s Board or of its Compensation Committee. Throughout the 2007 fiscal year, the Compensation Committee consisted of Mr. Alexander and Dr. West.
Nominating and Governance Committee
The Nominating and Governance Committee currently consists of Messrs. Carruth and Limmer and Dr. West, each of whom have been determined by our Board to meet the independence requirements of the NYSE corporate governance rules. In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Nominating and Governance Committee is charged under its written charter with, among other things, assisting the Board in identifying individuals qualified to become Board members, evaluating and recommending for Board selection director nominees for election at each annual meeting of shareholders and generally assisting with filling Board vacancies, reviewing committee structures and member composition. In addition, the Nominating and Governance Committee is responsible for overseeing the process by which significant shareholder relations matters are addressed, including prompt notice to the Nominating and Governance Committee of the Company’s receipt of any significant shareholder communications or shareholder proposals, establishing procedures requiring the Committee to be notified of potential violations and/or requests for waivers to the Company’s Governance Guidelines or Code of Ethics, including approval of related person transactions involving executive officers, directors or their immediate family members, and recommending to the Board any changes deemed necessary to the Company’s insider trading policies, Governance Guidelines or Code of Ethics. Throughout the 2007 fiscal year, the Nominating and Governance Committee consisted of Messrs. Carruth and Limmer and Dr. West and it met one time.
Director Nomination Process
The Nominating and Governance Committee assists the Board by identifying, evaluating and recommending for Board affirmation potential candidates for election to the Board of Directors at each annual meeting of shareholders and, in accordance with our By-Laws, to fill vacancies on the Board that may occur between such annual meetings.

Pursuant to its charter, in reviewing prospective director nominees, the Nominating and Governance Committee considers the NYSE corporate governance rules and other factors such as knowledge of the Company and the printing industry, business experience, and any prior service as a Board member, with no one or more of these factors being deemed to be minimum criteria for qualification or more important than any other factor that the Nominating and Governance Committee may take into account in its discretion. The Nominating and Governance Committee considers director nominees for the Board based on the recommendation of the Chairman of the Board and, if so requested, by the Company’s shareholders subject to and in the manner set forth below under “Shareholder Nominations for Directors.” If necessary, the Nominating and Governance Committee may independently seek candidates and has the authority to retain and compensate consulting firms in connection with that search process. Director candidates identified by the Chairman of the Board, the shareholders or the Nominating and Governance Committee itself will each be evaluated in the same manner and on the same basis by the Nominating and Governance Committee.
For purposes of the election of Class II directors at the Annual Meeting, the Nominating and Governance Committee reviewed the recommendation from Mr. Davis, the current Chairman of the Board, that Messrs. Forbes and Limmer be considered for re-election as Class II directors. No director candidates were submitted by shareholders for the Nominating and Governance Committee’s consideration. Based on the Nominating and Governance Committee’s evaluation of the qualifications of such nominees, taking into consideration the factors described above and relevant elements from the Board’s annual self-assessment, the Nominating and Governance Committee recommended to the Board that Messrs. Forbes and Limmer be nominated for re-election to the Board, which the Board subsequently affirmed.
Shareholder Nominations for Directors
Pursuant to our By-laws, shareholders of the Company may nominate director candidates for election at the annual meeting of shareholders in accordance with the procedures set forth therein. To be properly brought for consideration at the annual meeting of shareholders, such nominations must comply with all of the requirements described under the caption “Shareholder Proposals” below, and must be accompanied by the following information:
•	the name of the nominee and the address and principal occupation or employment of such nominee;

•
description of all arrangements or understandings between the shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•	the written consent of each nominee to serve if so elected;

•
any other information related to such person that is required to be disclosed in a proxy statement soliciting proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act; and

•	the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially by such shareholder(s).
The Nominating and Governance Committee will consider candidates for director nominees properly submitted by shareholders of the Company in the same manner and on the same basis as other recommended nominees, as discussed above under “Director Nomination Process.”
Communications with Directors
Interested parties, including shareholders, wishing to communicate with the non-management directors of the Board may contact the then Presiding Director in the manner set forth on our Web site. Our Presiding Director presides at the regularly scheduled meetings of our non-management directors and is authorized to act on behalf of such directors in accordance with our Governance Guidelines. Currently, our Presiding Director is Gary L. Forbes, who may be contacted c/o Equus Total Return, Inc., at P.O. Box 92496, Austin, Texas 78709.

Availability of Certain Committee Charters and Other Information
The charters for our Audit, Compensation, Nominating and Governance and Executive Committees, as well as our Governance Guidelines and Code of Ethics, can all be accessed, free of charge, on our Web site (www.cgx.com) under “Investor Relations — Governance.” We will provide printed copies of these materials to any shareholder upon request directed to Consolidated Graphics, Inc., Attn: Secretary, 5858 Westheimer, Suite 200, Houston, Texas 77057. We intend to disclose on our Web site any changes to or waivers from the Code of Ethics that are also required under SEC rules and regulations to be disclosed under Item 5.05 of Form 8-K. The information on our Web site (other than information in the documents we file with the SEC that is expressly incorporated) is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.
We also make available on our Web site, free of charge, access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports, as well as other documents that we file with or furnish to the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are so filed with, or so furnished to, the SEC.
Director Compensation
We currently pay to each of our non-employee directors the following fees:
•	an annual retainer of $25,000, paid quarterly;

•	$1,000 for each Board meeting attended;

•	$1,000 to the chairperson of the Audit Committee for each Audit Committee meeting, whether or not the meeting is held on the same day as a meeting of the Board;

•	$500 to each other member of the Audit Committee for each Audit Committee meeting, whether or not the meeting is held on the same day as a meeting of the Board; and

•	$500 for each other Board committee meeting.
In 2002, we also granted option awards under our Incentive Plan for the purchase of 25,000 shares of the Company’s Common Stock (at $16.50 or $19.67 per share, the fair value of such shares depending on the actual grant date such options were awarded) to each of our non-employee directors, with such options vesting ratably on each anniversary of the grant date through the fifth anniversary thereof. We do not pay any additional compensation to our employee(s) for serving as directors, but we reimburse all directors for out-of-pocket expenses they incur in connection with attending Board and Board committee meetings or otherwise in their capacity as directors.
The table below summarizes the compensation we paid to our non-employee directors during the year ended March 31, 2007.
2007 DIRECTOR COMPENSATION TABLE

Name(1)	Fees Paid in Cash	Stock Option Awards(2)	All Other Compensation	Total

Larry J. Alexander	$15,500	$7,968	—	$23,468
Brady F. Carruth	$16,750	$7,968	—	$24,718
Gary L. Forbes	$17,750	$11,931	—	$29,681
James H. Limmer	$16,750	$11,931	—	$28,681
Hugh N. West, M.D.	$15,500	$11,931	—	$27,431

(1)
Mr. Davis is not included in this table as he is an employee and is not entitled to receive additional compensation for his services as a director. The compensation Mr. Davis received in fiscal 2007 is shown in the 2007 Summary Compensation Table.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended March 31, 2007 in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, (“SFAS 123(R)”) issued by the Financial Accounting Standards Board. As of March 31, 2007, outstanding options to purchase shares of Common Stock (and the related exercise price) held by our non-employee directors were as follows: Mr. Alexander — 10,000 shares at $19.67, Mr. Carruth — 15,000 shares at $19.67, Mr. Forbes — 25,000 shares at $16.50, Mr. Limmer — 5,000 shares at $16.50, and Dr. West — 5,000 shares at $16.50.

EXECUTIVE OFFICERS
The names, ages, position and other information with respect to our executive officers are set forth below.

Name	Age	Position

Joe R. Davis	64	Chief Executive Officer

G. Christopher Colville	49	Executive Vice President, Chief Financial and Accounting Officer and Secretary
Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of Directors since the Company was founded in 1985. Please refer to the caption “Election of Class II Directors — Continuing Class III Directors” above for additional information with respect to Mr. Davis’ background and experience.
G. Christopher Colville has been Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company since March 2002. Mr. Colville is a certified public accountant. On May 9, 2007, we announced that Mr. Colville had decided to resign from the Company effective June 30, 2007. A successor has not yet been named.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis addresses the following topics:
•	the structure and responsibilities of the Compensation Committee of the Board;

•	the Compensation Committee process;

•	overall compensation philosophy and policies;

•	the components of our executive officer compensation program; and

•	compensation paid to our Executive Officers (as defined below) for fiscal year 2007.
Structure and Responsibilities of the Compensation Committee
Compensation Committee Members and Independence
Larry J. Alexander and Hugh N. West, M.D. are the members of the Compensation Committee. Mr. Alexander, who has served on our Board of Directors for approximately twelve years, is the chairman of the Compensation Committee. Each member of the Compensation Committee is an “independent director” and “non-employee director” in accordance with the applicable rules of the SEC and the applicable listing standards of the NYSE, as applicable.
Responsibilities of Committee
There are three primary purposes of the Compensation Committee: (1) to discharge the Board’s responsibilities relating to compensation of our Executive Officers and directors; (2) to issue annual reports of the Compensation Committee relating to our compensation discussion and analysis for inclusion in the proxy statements for our annual meetings; and (3) to provide executive administration of the Incentive Plan, including recommending any necessary amendments to the Plan. The Compensation Committee operates under a written charter adopted by the Board. A copy of the charter is available at www.cgx.com under Investor Relations — Corporate Governance. Pursuant to the charter, the Compensation Committee has the resources necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants as it deems necessary. The following functions are among the key responsibilities and duties of the Compensation Committee, as set forth in the charter:
•	negotiate, and recommend for approval by the Board, definitive employment and related agreements with the Chief Executive Officer of the Company;

•	in conjunction with the Chief Executive Officer, negotiate and recommend for approval by the Board, definitive employment agreements with other Executive Officers;

•	based on input from all directors, establish both general and specific goals and objectives for the Company which are relevant to the compensation of the Chief Executive Officer;

•
in consultation with the Chief Executive Officer, establish both general and specific goals and objectives for the Company which are relevant to the compensation of any other Executive Officers, if applicable;

•
as required under the terms of any definitive employment agreement(s) with the Chief Executive Officer and any other Executive Officers, establish target compensation levels based on the established goals and objectives;

•
following the end of each fiscal year, evaluate the Chief Executive Officer based upon performance in relation to established goals and objectives, and approve annual and long-term compensation for such individual, taking various factors into account, including, at the discretion of the Compensation Committee, terms and conditions of employment, expectations of future contribution to the Company, consideration of the Company’s performance and shareholder return, the value of similar incentive awards to the similar position in similar companies, applicable tax laws, and other factors deemed relevant by the Compensation Committee;

•
following the end of each fiscal year, in consultation with the Chief Executive Officer, evaluate any other Executive Officers based on performance in relation to established goals and objectives, and approve annual and long-term compensation for such individuals, taking various factors into account at the discretion of the Compensation Committee, including terms and conditions of employment, expectations of future contribution to the Company, consideration of the Company’s performance and shareholder return, the value of similar incentive awards to similar positions in similar companies, applicable tax laws, and other factors deemed relevant by the Compensation Committee;

•	determine the types of awards or grants made to each participant of the Incentive Plan and the terms, conditions and limitations applicable to each award and grant;

•	interpret the Incentive Plan and as needed, grant waivers of restrictions thereunder;

•	review and recommend for approval by the Board and pursuant to the Incentive Plan, any amendments to the Incentive Plan as may be deemed appropriate by the Compensation Committee;

•
adopt such rules and regulations as the Compensation Committee may deem necessary or appropriate in keeping with the objectives of the Incentive Plan and in keeping with compliance of applicable regulatory codes;

•	review and discuss with Company management the Company’s annual compensation discussion and analysis, and if appropriate, recommend its inclusion in the Company’s annual proxy statement;

•	issue the report of the Compensation Committee for inclusion in the Company’s annual proxy statement

•	review and evaluate annually the adequacy of the Compensation Committee charter and report to the Board thereon;

•	review and evaluate annually the performance of the Compensation Committee and report to the Board thereon.
The Compensation Committee Process
Committee Meetings
The Compensation Committee meets at least as often as necessary to perform its duties and responsibilities and works with management to establish the agenda for each meeting. The Compensation Committee held one meeting and took action by unanimous written consent two times during fiscal year 2007 and has held two meetings, and taken action by unanimous written consent on three occasions, so far during fiscal year 2008.
The Compensation Committee typically meets at least annually with our Chief Executive Officer and, where appropriate and as needed, other management, legal counsel and other outside advisors. The Compensation Committee also meets as needed in executive sessions without management, including at least annually, to evaluate the performance of our Chief Executive Officer and any other Executive Officers, to determine their non-equity incentive compensation and/or discretionary bonuses for the prior fiscal year. The Compensation Committee typically receives and reviews materials in advance of each meeting. These materials include information that our management believes will be helpful to the Compensation Committee, as well as materials that the Compensation Committee has specifically requested. Depending on the agenda for the particular meeting, this information may include:
•	financial reports on year-to-date performance versus prior year performance;

•
the Chief Executive Officer’s proposals for salary, non-equity incentive compensation and/or discretionary bonuses and long-term incentive compensation for himself and any other Executive Officers; and

•
tally sheets setting forth the total compensation of the Chief Executive Officer and any other Executive Officers, including base salary, cash incentives, vested and unvested equity awards, value of benefits and perquisites, and amounts payable to these executives upon voluntary or involuntary termination or following a change-in-control of the Company.

Role of the Executive Committee
Pursuant to the charter of the Executive Committee of the Board of Directors, such committee, among other duties and responsibilities, designates the Company’s “executive officers” for purposes of disclosures required by the SEC. In this respect, the members of the Executive Committee consider the definition of “executive officer” in Rule 3b-7 of the Exchange Act, and based on their knowledge and familiarity of the Company, its operations, and members of the Company’s management team, as well as input from the Company’s Chief Executive Officer, determine in their best business judgment which individuals have responsibilities and perform at the “executive officer” level in accordance with the meaning and intent of Rule 3b-7 of the Exchange Act. For the fiscal year ended March 31, 2007, the Executive Committee designated Joe R. Davis, Chairman of the Board and Chief Executive Officer, and G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary, as the Company’s “Executive Officers”.
Management’s Role in the Compensation-Setting Process
The Chief Executive Officer of the Company plays a key role in the executive compensation-setting process. The most significant aspects of his role are:
•	recommending salary and non-equity incentive compensation and discretionary bonus levels and equity compensation for himself and any other Executive Officers of the Company;

•	recommending business performance targets and objectives for approval by the Compensation Committee in connection with incentive compensation plans; and

•	evaluating other Executive Officer performance.
Compensation Consultants
In connection with the negotiation in fiscal 2006 of a long-term employment agreement with Joe R. Davis to serve as Chief Executive Officer of the Company (see “Overall Compensation Philosophy and Policies — Employment Agreement with Joe R. Davis” below), the Compensation Committee retained the advisory services of Pearl Meyer & Partners (“Pearl Meyer”), a nationally recognized executive compensation consulting firm. Subsequent to that time, the Compensation Committee has informally consulted with Pearl Meyer from time-to-time on various matters; however, no compensation consultant has been retained by the Compensation Committee on an on-going basis to provide the Compensation Committee with information or otherwise assist the Compensation Committee with the executive compensation process.
Overall Compensation Philosophy and Policies
Our compensation philosophy regarding members of the Board and the Company’s Executive Officers is to maintain compensation policies which align compensation with the Company’s overall business strategy, values and management initiatives. The policies are intended to (1) reward individuals for long-term strategic management and enhancement of shareholder value; (2) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (3) attract and retain individuals whose abilities are considered essential to the long-term future and competitiveness of the Company; and (4) align the financial interests of the Company’s directors and Executive Officers with those of the shareholders.

As a way to ensure that all parties have a clear “meeting of the minds”, as well as to assure that the objectives of our compensation philosophy are best able to be achieved, it has been our practice to enter into employment agreements with our Executive Officers.
Employment Agreement with Joe R. Davis
We entered into an employment agreement with Joe R. Davis on February 13, 2006 to serve as our Chief Executive Officer through March 31, 2011, replacing a previous employment agreement dated July 25, 2000. Key compensation provisions of the agreement include:
•	Base annual salary of $750,000;

•
Annual non-equity incentive compensation, which for fiscal 2007, was determined based on a percentage equal to 3 times the percentage increase in diluted earnings per share of the Company from fiscal 2006 to fiscal 2007, multiplied by $750,000, with a maximum non-equity incentive compensation award possible of $750,000. For future periods, the basis for determining the non-equity incentive compensation award shall be determined in accordance with the formula set forth above, unless otherwise determined by the Compensation Committee;

•
A one-time grant of options to acquire 300,000 shares of the Company’s Common Stock at a price of $50.90 (fair market value at date of grant), such options to be vested at the date of grant but with restrictions on Mr. Davis’ ability to sell the shares of Common Stock acquired upon exercise of the options until certain future dates or events;

•
An annual grant of restricted stock unit awards (issuable in shares of the Company’s Common Stock) equal to the greater of (i) 12,500 shares of the Company’s Common Stock or (ii) the number of shares of the Company’s Common Stock determined by dividing a dollar number determined by the Compensation Committee (but no less than $500,000) by the Company’s Common Stock price on the date of grant, with such grants awards for vesting ratably through March 31, 2011 but in no event over a period of less than three years. However, the employment agreement further provides that upon any termination of Mr. Davis’ employment with the Company, for whatsoever reason, an “eligible to retire clause” (based on years of service and Mr. Davis’ age) shall effectively supersede and cause all unvested restricted stock unit awards at that time to be automatically vested, subject to certain restrictions on Mr. Davis’ ability to sell the underlying shares of Common Stock acquired until certain future dates or events depending upon the circumstances resulting in the termination of Mr. Davis’ employment;

•
Vesting of previously granted options to acquire a total of 300,000 shares of the Company’s Common Stock at prices ranging from $14.75 to $53.25 (average of $44.55) per share, subject to certain restrictions on Mr. Davis’ ability to sell the shares of Common Stock acquired upon exercise of the options until certain future dates or events;

•	Certain severance benefits as discussed below.
In negotiating Mr. Davis’ employment agreement, the Compensation Committee sought to achieve a balance of current compensation in cash (salary) and equity incentive (restricted stock unit awards), annual non-equity incentive compensation based on the Company’s earnings performance, and long-term equity incentive compensation based on the Company’s stock price performance (stock options). The Compensation Committee considered many qualitative and quantitative facts and circumstances known or available to it to form its conclusion regarding the reasonableness and long-term benefit to the Company and its shareholders of the overall provisions of the new employment agreement with Mr. Davis. Some of these qualitative and quantitative factors included (i) Mr. Davis’ role as founder and Chief Executive Officer of the Company since its inception and the growth and profitability of the Company during his tenure, (ii) Mr. Davis’ willingness to work beyond a normal retirement age of 65, (iii) the importance of Mr. Davis to the Company’s acquisition strategy, particularly his reputation in the industry and ability to establish close relationships with possible acquisition candidates, (iv) nominal current benefits and perquisites and no post-retirement benefits, (v) the need for continuity of Mr. Davis’ services in order that a successor be duly and timely identified and groomed, as appropriate, (vi) selected data, analysis and information on current compensation trends and strategies provided by Pearl Meyer and (vii) Mr. Davis’ agreement not to compete or interfere with the Company’s business during his employment and for up to two years thereafter depending on the circumstances resulting in Mr. Davis’ termination of employment. No one factor considered by the Compensation Committee was deemed to be more relevant to the negotiation of the compensation terms of the employment agreement than any other factor. Specifically, the final terms of the employment agreement principally reflected an agreement between the parties after a series of negotiations and not pursuant to any specific benchmarks.
Employment Agreement with G. Christopher Colville
We entered into an employment agreement with G. Christopher Colville on March 1, 2002 to serve as our Executive Vice President, Chief Financial and Accounting Officer and Secretary. On May 9, 2007 we announced that Mr. Colville had decided to resign from the Company effective June 30, 2007. Key compensation provisions of Mr. Colville’s employment agreement include:
•	Base annual salary of $250,000;

•
Annual discretionary bonus based principally on Mr. Davis’ judgment of Mr. Colville’s performance and contribution to the Company, but nevertheless subject to the review and approval of the Compensation Committee;

•	An initial grant of options to purchase 200,000 shares of the Company’s Common Stock at a price of $18.62, vesting ratably over a five year period through March 1, 2007;

•	An annual grant of options to purchase 25,000 shares of the Company’s Common Stock at market price on the date of grant, each grant vesting ratably over a five year period from the date of grant;

•	Certain severance benefits as discussed below.
Under the terms of his employment agreement, Mr. Colville is not permitted to compete or interfere with the Company’s business during his employment and for one year thereafter (generally regardless of the circumstances resulting in Mr. Colville’s termination of employment). Mr. Colville’s employment agreement was reviewed and approved by the Compensation Committee prior to its execution, with the Compensation Committee principally basing their approval on the recommendation of Mr. Davis that such agreement was fair and reasonable and in the best interest of the Company and its shareholders.
Components of Executive Compensation
The primary components of our executive compensation programs are annual base salaries, annual non-equity incentive compensation and discretionary cash bonuses, annual equity-based incentive compensation and long-term equity incentives. Under our current compensation structure, the Compensation Committee has not specifically allocated the mix of base salary, non-equity incentive compensation, discretionary cash bonuses and long-term equity compensation as targeted percentages of total compensation. There are no indirect or deferred compensation components to our executive compensation programs, other than limited perquisites available generally to all employees of the Company.
Base Salary
The base salary paid to our Executive Officers in fiscal 2007 is set forth in the following table:

2007 Base Salary

Joe R. Davis, Chief Executive Officer	$750,000

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	$250,000
Each of these amounts were determined and paid in accordance with the respective employment agreements of such Executive Officers, as discussed above.

Annual Non-Equity Incentive Compensation Awards/Discretionary Bonuses
The non-equity incentive compensation awards and discretionary cash bonuses for fiscal 2007 (paid in fiscal 2008) to our Executive Officers are set forth in the following table:

	Non-Equity	Supplemental/
	Incentive	Discretionary
	Award	Bonus	Total

Joe R. Davis, Chief Executive Officer	$750,000	$469,780	$1,219,780

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	$—	$200,000	$200,000
As discussed above, Mr. Davis’ employment agreement provides for a non-equity incentive award based on a multiple of the percentage growth in the Company’s diluted earnings per share from the prior fiscal year and was calculated for fiscal 2007 as follows:

2007 diluted earnings per share	$3.65
2006 diluted earnings per share	$2.73

Percentage increase in diluted earnings per share	33.7%
Multiple per employment agreement	3

Earned award percentage (not greater than 100%)	100%
2007 award potential	$750,000

2007 non-equity incentive award	$750,000

In addition, the Compensation Committee received from Mr. Davis a summary of accomplishments of the Company which, in Mr. Davis’ opinion, merited a supplemental, discretionary bonus beyond what was measurable in terms of diluted earnings per share growth. Included among these accomplishments were the strategic acquisitions of two industry-leading companies in the fourth fiscal quarter of 2007 and a 42% increase in the price of the Company’s Common Stock during fiscal 2007. The Compensation Committee took these accomplishments under advisement and, in conjunction with a recommendation from Mr. Davis and an informal discussion with Pearl Meyer regarding prevailing trends and practices with respect to supplemental bonus awards, approved a supplemental bonus of $469,780 to Mr. Davis for his performance and contributions to the Company in fiscal 2007, payable in fiscal 2008.
Mr. Colville’s bonus compensation was principally based on the recommendation of Mr. Davis based on his judgment of Mr. Colville’s performance and contribution to the Company in fiscal 2007. Mr. Colville’s bonus was paid in fiscal 2008.
Incentive Compensation and Restricted Stock Unit Awards
The Compensation Committee believes that equity compensation is one of the most effective means of creating a link between the compensation provided to our Executive Officers and gains realized by our shareholders. Specifically, equity compensation is viewed as an effective incentive vehicle because:
•
equity compensation helps to align the interests of our Executive Officers with those of the Company’s shareholders, foster Executive Officer stock ownership, and contribute to the focus of the Executive Officers on increasing value for the Company’s shareholders; and

•	the vesting period encourages retention of the Executive Officers.

The equity compensation grants received by our Executive Officers during fiscal 2006 (stock option awards only) and 2007 (restricted stock unit awards only) were as follows:

	2006 Stock Option Awards		2007 Restricted Stock Unit Awards
	Shares	Exercise Price	Shares	Grant Date Fair Value(1)

Joe R. Davis, Chief Executive Officer	50,000	$50.84	12,500	$651,500
	300,000	$50.90

	350,000	$50.89

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	25,000	$51.07	—	—

(1)
The grant date fair value is computed in accordance with SFAS No. 123(R), based on the closing market price of our Common Stock ($52.12) on the last trading date immediately preceding the date of grant.

As discussed above, all of the equity compensation grants received by our Executive Officers during fiscal 2006 and fiscal 2007 were awarded in connection with the terms of such individual’s employment agreements. No discretionary grants of equity based compensation were made in fiscal 2006 or 2007 to either of the Executive Officers.
Additional Benefits Pursuant to Employment Agreements
The employment agreements entered into with our Executive Officers, Messrs. Davis and Colville, entitle such individuals to participate in the health and welfare benefit programs we make generally available to our other employees.
Severance Benefits
Our philosophy is to provide certain severance benefits to our Executive Officers through the terms and conditions of their employment agreements, generally as protection for such individuals against the unexpected loss of income and benefits in the event we terminate them without “cause” or they resign for “good reason.” While the definitions of “cause” and “good reason” vary slightly in each agreement, (i) “cause” generally includes an inability to perform duties due to a legal impediment imposed on the individual, willful failure to follow or willful disregard of policies and instructions, flagrant neglect of work, serious misconduct, conviction of a felony or fraud, or failure to devote substantially full working time and attention to the duties required of the position and (ii) “good reason” generally means the material breach by the Company of the employment agreement, requirement that the Executive Officer relocate outside of the Houston, Texas area or a material diminution in assigned duties and responsibilities.
In respect of Mr. Davis, pursuant to his employment agreement, should he be terminated without cause, resign for good reason, die or become disabled, then he (or his estate) will be entitled to a lump-sum payment of the amount of his aggregate base salary from the date of termination through March 31, 2011, a subsequent payment of the bonus for the then current fiscal year once determinable, as well as immediate vesting of, and lifting of any restrictions, on any outstanding equity compensation awards, in addition to payment of a tax gross-up for any excise taxes imposed by Section 4999 of the Code. In addition, if Mr. Davis is terminated without cause or he resigns for good reason, his ability to compete with or interfere with the business of the Company shall be reduced from two years to the earlier of (i) the one year anniversary of his termination or resignation or (ii) March 31, 2011.
In respect of Mr. Colville, should he be terminated without cause or resign for good reason, then he will be entitled to continuation of his monthly salary for a one-year period, plus should he resign for good reason, die or become disabled, then he (or his estate) will be entitled to immediate vesting of any outstanding equity compensation awards. Mr. Colville is also eligible for a tax gross-up for any excise taxes imposed by Section 4999 of the Code.

Based on a hypothetical termination event obligating the Company to provide the maximum severance benefits possible and a hypothetical termination date of March 31, 2007, the severance benefits for our Executive Officers would have been as follows:

				Fair Market Values of
			Estimated	Accelerated Equity
	Base Salary		Bonus	Compensation (2)	Tax Gross-Up	Total

Joe R. Davis, Chief Executive Officer	$3,000,000		$750,000	$740,500	$551,969	$5,042,469

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	$250,000	(1)	—	$1,439,000	—	$1,689,000

(1)	Payable in twelve monthly installments of $20,833 each.

(2)
Determined based on the closing price of the Company’s Common Stock ($74.05) on the last trading day preceding March 31, 2007 and, for Mr. Davis, accelerated vesting of 10,000 restricted stock units and, for Mr. Colville, accelerated vesting of 50,000 stock options at an average exercise price of $45.27 per share.

Retirement Plans
We maintain a 401(k) plan pursuant to which our Executive Officers may contribute. We do not make any matching or discretionary contributions on behalf of our Executive Officers.
Change in Control
Our Executive Officers have been materially responsible for building Consolidated Graphics into the successful enterprise it is today, and we believe that it is important to protect them in the event of a change in control. Further, it is our belief that the interests of our Executive Officers should be aligned with our shareholders, and providing change in control benefits should eliminate, or at least reduce, their reluctance to pursue potential change in control transactions that may be in the best interests of shareholders. Each of our Executive Officers, Messers. Davis and Colville, has entered into an employment and change in control agreement generally providing certain assurances of continued employment following a change in control of the Company or, alternatively, change in control termination benefits. Compared to the overall value of our Company, these potential change in control termination benefits are relatively minor.
A “change in control” will generally be deemed to have occurred on any of the following: (1) a merger or consolidation of our Company with any other person or entity, if the total voting power of the voting securities of our Company outstanding immediately prior to such merger or consolidation do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power of the voting securities of our Company or such surviving entity outstanding immediately after such merger or consolidation; (2) the sale of all or substantially all of our assets to another person or entity, of which less than a majority of the combined voting power of the then outstanding voting securities of such other person or entity is held in the aggregate by the holders of voting securities of the Company immediately prior to such sale and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other; (3) the dissolution or liquidation of our Company; (4) any person or entity together with its affiliates becoming, directly or indirectly, the beneficial owner of voting securities representing more than 50% of the total voting power of all then outstanding voting securities of our Company or (5) with certain exceptions, if in a one year period individuals who at the beginning of such period constitute the directors of the Company cease for any reason to constitute at least a majority of the directors of the Company.

The cash components of any change in control termination benefits for our Executive Officers would be paid in lump-sum amounts and would be based on multiples of their respective highest paid annual base salaries and, in the case of Mr. Davis, his most recently paid or then-owing bonus and, in the case of Mr. Colville, his highest paid or then-owing bonus. The applicable multiples of the base salary and bonus are as follows:

Multiple

Joe R. Davis, Chief Executive Officer	3

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	2
Additional change in control termination benefits include continuation of health and other insurance benefits (or a lump-sum payment in lieu thereof) for three years, in the case of Mr. Davis, and two years, in the case of Mr. Colville, and immediate vesting of all previously granted but not as yet vested equity awards, and removal of any sales restrictions on all previously granted equity awards.
In addition, the Executive Officers would be paid a tax gross-up for any excise taxes imposed by Section 4999 of the Code and the restrictions on Mr. Davis’ ability to compete or interfere with the Company’s business would be eliminated.
Based on a hypothetical change in control event obligating the Company to provide the maximum change in control termination benefits possible and a hypothetical change in control date of March 31, 2007, the change in control termination benefits for our Executive Officers would have been as follows:

			Healthcare and	Fair Market
			Other	Values of
			Insurance	Accelerated Equity	Tax
	Base Salary	Bonus	Benefits	Compensation(1)	Gross-Up	Total

Joe R. Davis, Chief Executive Officer	$2,250,000	$2,250,000	$9,507	$740,500	$741,846	$5,991,853

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	$500,000	$400,000	$6,600	$1,439,000	—	$2,345,600

(1)
Determined based on the closing price of the Company’s Common Stock ($74.05) on the last trading day preceding March 31, 2007 and, for Mr. Davis, accelerated vesting of 10,000 restricted stock units and, for Mr. Colville, 50,000 stock options at an average exercise price of $45.27 per share.

Perquisites and Other Benefits
The Compensation Committee reviewed perquisites provided to our Executive Officers in 2007. There were no perquisites in 2007 requiring disclosure pursuant to applicable SEC rules.
Effect of Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. For fiscal 2007, the nondeductible compensation expense attributable to Joe R. Davis, our Chief Executive Officer, is $219,780, representing the aggregate of Mr. Davis’ annual salary and his 2007 supplemental, discretionary bonus in excess of the $1 million limit.

Effect of SFAS 123(R)
Under SFAS 123(R), the Company is required to record stock compensation expense related to unvested equity awards based on fair value at date of grant. As a result, it is possible that the Company will incur compensation expense for equity awards that are never realized by a grantee due to changes in value subsequent to the date of grant.
Our policies regarding trading in our securities by our Executive Officers
The Company has in effect a written Insider Trading Policy, which is applicable to all employees and non-employee directors. The policy forbids trading in our securities at any time in which any such individual is in possession of material non-public information. In addition, irrespective of whether the individual is in possession of material non-public information, the policy prohibits trading by our Executive Officers and directors, among others, at any time that the Company has closed its trading window. One effect of the trading window is to limit significantly the period of time in any given year in which trading in our securities may be undertaken by the Company’s Executive Officers and directors. The Company does not have a written policy concerning share ownership by Executive Officers or directors.
Conclusion
Based upon its review of our overall executive compensation program, the Compensation Committee believes our executive compensation program, as applied to our Executive Officers, is appropriate and is necessary to incentivize such individuals who are essential to our continued development and success, to compensate them for their contributions and to enhance shareholder value. The Compensation Committee believes that the total compensation opportunities provided to our Executive Officers creates a commonality of interest and alignment of our long-term interests with those of our shareholders.
REPORT OF THE COMPENSATION COMMITTEE
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
This report is furnished by the Compensation Committee of the Board of Directors.
The Compensation Committee members:          Larry J. Alexander, Chairman          Hugh N. West, M.D.
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Compensation Committee shall not be deemed to be filed with the SEC or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.
2007 Summary Compensation Table
The table below sets forth the total compensation awarded to, earned by, or paid to our Executive Officers for the fiscal year ended March 31, 2007.

			Restricted	Stock	Non-Equity
			Stock Unit	Option	Incentive Plan	All Other
Name and Principal Position	Salary	Bonus(1)	Awards(2)	Awards(2)	Compensation(1)	Compensation(3)	Total

Joe R. Davis, Chairman of the Board and Chief Executive Officer	$750,000	$469,780	$651,500	—	$750,000	$3,169	$2,624,449

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	$250,000	$200,000	—	$466,063	—	$3,300	$919,363

(1)	Paid June 2008 for fiscal 2007.

(2)
Amounts were calculated pursuant to SFAS No. 123(R). For financial statement reporting purposes, we determined the fair value of restricted stock unit awards and stock option awards using the closing market price of our Common Stock on the last trading date immediately preceding the date of grant. We recognize the fair value of the award as compensation expense over the requisite service period. The amounts shown in the “Stock Option Awards” column represent the dollar amounts of the accounting expense in fiscal 2007 recognized for awards granted in prior years. The values shown in these columns are not necessarily representative of the amounts that may eventually be realized by such Executive Officers.

(3)	Represents employer-paid portion of health and other insurance benefits.

Grants of Plan-Based Awards
The following table is intended to supplement our 2007 Summary Compensation Table by providing additional information on the equity and incentive compensation awards granted to our Executive Officers for the fiscal year ended March 31, 2007.
2007 Grants of Plan-Based Awards

All Other Stock
		Awards: Number	Grant Date Fair Value
		of Shares of	of Stock
	Grant Date	Stock or Units(1)	Awards(2)

Joe R. Davis, Chairman of the Board and Chief Executive Officer	4/1/2006	12,500	$651,500

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	—	—	—

(1)	Represents a restricted stock unit award covering 12,500 shares of the Company’s Common Stock, which vests in equal installments over a five-year period from the date of grant.

(2)
The grant date fair value is computed in accordance with SFAS No. 123(R), based on the closing market price of our Common Stock ($52.12) on the last trading date immediately preceding the date of grant.

Discussion of Summary Compensation and Plan Based Awards Tables
Our executive compensation policies and practices, pursuant to which the compensation set forth in the 2007 Summary Compensation Table and the 2007 Grants of Plan-Based Awards was paid or awarded, are described above under “Compensation Discussion and Analysis”.
Incentive Plan
The Board and the shareholders of the Company have previously approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees and non-employee directors who are not then serving on the Compensation Committee are eligible to receive awards consisting of stock options, stock appreciation rights (“SARS”), restricted or nonrestricted stock or stock units, cash or any combination of the foregoing. To date, equity-based incentive compensation has been awarded only in the form of stock options, restricted stock units and cash. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning and subject to the provisions of Section 422 of the Code, or nonqualified stock options. An aggregate of 1,864,876 shares of Common Stock were reserved for issuance pursuant to the Incentive Plan as of March 31, 2007. Of these reserved shares, option awards covering 1,534,234 shares (with a weighted average exercise price of $36.66) and restricted stock unit awards covering 12,500 shares were outstanding, resulting in 318,142 shares being available for future awards at March 31, 2007.

The Compensation Committee administers the Incentive Plan and, subject to the provisions thereof, is authorized by the Board to (i) determine the type or types of awards made to each participant and the terms, restrictions, conditions and limitations applicable to each award, such as exercise price, vesting period, forfeiture provisions, expiration date and other material conditions, (ii) interpret the Incentive Plan, (iii) grant waivers of restrictions thereunder and (iv) adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan, provided that the provisions of Section 422 of the Code governing the issuance of incentive stock options shall not be overridden.
As discussed above under the caption “Incentive Plan,” the Company is requesting shareholder approval to amend the Incentive Plan to provide (i) for all non-employee directors of the Company to be eligible to receive awards under the Incentive Plan and (ii) for an additional 800,000 shares of the Company’s Common Stock to be authorized for issuance pursuant to future awards under the Incentive Plan.
Outstanding Equity Awards
The following table sets forth information concerning outstanding equity awards of our Executive Officers at March 31, 2007.
2007 Outstanding Equity Awards at Fiscal Year End

	Stock Option Awards				Restricted Stock Unit Awards
	Number of	Number of			Number of
	Securities	Securities			Shares or Units	Market Value of
	Underlying	Underlying	Option	Option	of Stock That	Shares or Units of
	Unexercised	Unexercised	Exercise	Expiration	Have Not	Stock That Have
Name	Options	Options(1)	Price	Date	Vested	Not Vested(2)
	Exercisable	Unexercisable

Joe R. Davis,	250,000	—	$53.25	7/27/2008	10,000	$740,500
Chairman of the Board and	300,000	—	$11.44	7/25/2010	—
Chief Executive Officer	50,000	—	$19.10	7/26/2011	—
	50,000	—	$14.75	7/24/2012	—
	50,000	—	$23.00	8/4/2013	—
	50,000	—	$41.51	7/26/2014	—
	50,000	—	$50.84	2/8/2016	—
	300,000	—	$50.90	2/10/2016	—

G. Christopher Colville, Executive Vice President,	—	5,000	$17.75	5/20/2013	—
Chief Financial and	—	10,000	$37.26	2/27/2014	—
Accounting Officer and	—	15,000	$52.05	3/1/2015	—
Secretary	—	20,000	$51.07	3/1/2016	—

(1)	Mr. Colville’s unvested stock option awards become vested as follows: 3/1/08 — 20,000 shares; 3/1/09 — 15,000 shares; 3/1/10 — 10,000; shares; and 3/1/11 — 5,000 shares.

(2)
The market value of Mr. Davis’ restricted stock units that have not vested is based on the closing market price of our Common Stock ($74.05) on the NYSE on the last trading day preceding our fiscal year end of March 31, 2007.

Option Exercises and Stock Vested
The following table sets forth information concerning the stock options exercised by and vested stock awards for the Executive Officers during the fiscal year ended March 31, 2007.

2007 Option Exercises and Stock Vested

	Stock Options		Restricted Stock Units
	Number of Shares			Value Realized
	Acquired on	Value Realized on	Number of Shares	upon
Name	Exercise	Exercise	Vested	Vesting(1)

Joe R. Davis, Chairman of the Board and Chief Executive Officer	—	—	2,500	$185,125

G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary	225,000	$9,835,553	—	—

(1)	Reflects the closing market price of our Common Stock on the last trading day preceding the March 31, 2007 vesting date.
TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures for Review, Approval or Ratification of Related Person Transactions
The Company has adopted a written Code of Ethics applicable to our directors and employees which sets forth the Company’s policies with respect to conflicts of interest situations, including related person transactions. Under our Code of Ethics, any conflict of interest situation must be immediately and fully disclosed to the Company, and related person transactions involving a member of the Board, an executive officer or one of their immediate family members are strictly prohibited, unless a prior waiver approving such transaction is obtained from the independent directors of the Board or a Board committee consisting of independent directors. Company management is responsible for implementing processes and controls to obtain information from members of our Board and executive officers with respect to any related person transactions, including information received pursuant to annual director and officer questionnaires we require to be completed.
The Nominating and Governance Committee, in accordance with its charter, assists the Board in overseeing procedures requiring Company management to promptly notify such Committee of any potential violations and/or waivers for related person transactions involving a member of the Board, an executive officer or one of their immediate family members. The Audit Committee, in accordance with its charter, assists the Board in overseeing the Company’s compliance with legal and regulatory requirements, including an annual review of the reasonableness of any related person transactions and adequacy of disclosure of same.
Related Person Transactions
The Company has previously entered into indemnification agreements with each director, including Mr. Davis, and an executive officer, Mr. Colville, which provide, among other things, that the Company will indemnify such persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as an officer or director of the Company, and otherwise to the fullest extent permitted under Texas law and the Company’s By-laws. There were no other related person transactions between the Company and any director, executive officer or immediately family member of same during the 2007 fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
For the fiscal year ended March 31, 2007, KPMG LLP served as the Company’s independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. While the Audit Committee has not yet selected the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008, the Company anticipates that KPMG LLP will again be selected for this purpose.
Principal Accounting Fees and Services
The following table presents fees for all professional services rendered to the Company by KPMG LLP for the years ended March 31, 2007 and 2006.

	Year Ended March 31,
	2007	2006
Audit fees (1)	$835,000	$800,000
Audit related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	3,000	3,000

Total	$838,000	$803,000

(1)
Audit fees: Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the review of the interim condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and other services that are normally provided in connection with statutory and regulatory filings.

(2)
Audit related fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”, specifically, additional attest services that are not required by statute or regulation.

(3)	Tax fees: Consists of fees billed for professional services related to miscellaneous tax compliance, consulting and planning.

(4)	All other fees: Consists of fees billed for online software used for accounting research by the Company.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee is responsible for, among other things, appointing, setting compensation, and overseeing the performance of the Company’s independent registered public accounting firm. As of the date of this Proxy Statement, the Audit Committee has not established any pre-approval policies with respect to any audit or non-audit services of the Company’s independent registered public accounting firm, KPMG LLP; accordingly, the practice of the Company is to obtain advance approval from the Audit Committee for each discrete service proposed to be provided by KPMG LLP.
AUDIT COMMITTEE REPORT
The Audit Committee has been appointed by the Board to, among other things, assist it in fulfilling its responsibility to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements (including the reasonableness and adequacy of disclosure of related person transactions), the qualifications, independence, selection, compensation and performance of the Company’s registered independent public accounting firm, and the performance of the Company’s internal audit function. The Audit Committee operates under a written charter adopted by the Board and reviewed annually by the Audit Committee. The Audit Committee has furnished the following report for 2007:
“Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing the audits of the consolidated financial statements in accordance with generally accepted auditing standards, the effectiveness of the Company’s internal controls over financial reporting and management’s assessment thereof.

“Management has represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed with management and KPMG LLP, the Company’s independent auditors, the Company’s audited financial statements as of and for the year ended March 31, 2007. The Committee has also discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards (SAS) No. 61 (“Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board) and SAS 90 (“Audit Committee Communications”), each as amended and currently in effect. The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (“Independence Discussions with Audit Committees” as adopted by the Public Company Accounting Oversight Board), as amended and currently in effect. The Committee has also considered the compatibility of the provision of non-audit services with the independent auditor’s independence.
“Management has also represented to the Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Committee has reviewed and discussed with management and KPMG LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting.
“Based on the reports and discussions described in this report, the Committee recommended to the Board of Directors of the Company that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the Securities and Exchange Commission.”
The Audit Committee members:          Gary L. Forbes, Chairman          Brady F. Carruth          James H. Limmer
SHAREHOLDER PROPOSALS
If you want to submit a proposal, including candidate(s) for election to the Board of Directors, for consideration by the shareholders at the 2008 annual meeting of shareholders, we must receive such proposal no later than February 27, 2008 in order for it to be included the respective proxy statement pursuant to the Exchange Act rules; otherwise, proposals to be presented in person at the annual meeting, but not included in the proxy statement, must be received by us no earlier than April 4, 2008 and no later than May 4, 2008 to be considered timely pursuant to our By-laws. All proposals must be submitted in writing to our Corporate Secretary, Consolidated Graphics, Inc., 5858 Westheimer, Suite 200, Houston, Texas 77057 and must fully comply with the specific procedural requirements set forth in our By-laws, the rules of the Exchange Act and other applicable SEC rules and regulations. If you would like a copy of the procedural requirements with respect to shareholder proposals, please contact our Corporate Secretary for a copy of our By-laws.
BUSINESS TO BE TRANSACTED
The Company did not receive any proposals from any shareholder for consideration at the Annual Meeting, and management does not presently intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.
HOUSEHOLDING MATTERS
Each year in connection with the annual meeting of shareholders, we are required to send to each shareholder of record a proxy statement and annual report, and to arrange for a proxy statement and annual report to be sent to each beneficial shareholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because some shareholders hold shares of the Company’s Common Stock in multiple accounts, this process results in duplicate mailings of proxy statements and annual reports to shareholders who share the same address. Shareholders may avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:

Shareholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement or annual report, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.
Beneficial Shareholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single proxy statement or annual report if there are other shareholders who share an address with you. If you currently receive more than one proxy statement or annual report at your household and would like to receive only one copy of each in the future, you should contact your nominee.
Right to Request Separate Copies. If you consent to the delivery of a single proxy statement and annual report but later decide that you would prefer to receive a separate copy of the proxy statement or annual report, as applicable, for each shareholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional proxy statements or annual reports. If you wish to receive a separate copy of the proxy statement or annual report for each shareholder sharing your address in the future, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.
OTHER INFORMATION
The cost of solicitation of proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for reasonable charges and expenses normal for such services. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.
The Annual Report to Shareholders, containing the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2007, accompanies this Proxy Statement, but is not a part thereof.
A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: SECRETARY, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME. THESE DOCUMENTS MAY ALSO BE ACCESSED THROUGH THE COMPANY’S WEB SITE AT WWW.CGX.COM.
/s/ G. Christopher Colville
G. Christopher Colville
Secretary

Appendix A
CONSOLIDATED GRAPHICS, INC.
LONG-TERM INCENTIVE PLAN, AS AMENDED
1. Objectives. The Consolidated Graphics, Inc. Long-Term Incentive Plan (as amended, the “Plan”) is designed to retain selected employees and non-employee directors of Consolidated Graphics, Inc. (the “Company”) and reward them for making significant contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“Award” means the grant of any form of stock option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.
“Award Agreement” means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.
“Common Stock” means the Common Stock, par value $.01 per share, of the Company.
“Director” means an individual serving as a member of the Board.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc.
“Participant” means an employee or nonemployee director of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“Subsidiary” means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.
3. Eligibility. All employees and non-employee directors of the Company and its Subsidiaries are eligible for Awards under this Plan. The Committee shall select the Participants in the Plan from time to time by the grant of Awards under the Plan.
4. Common Stock Available for Awards. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 4,835,000 shares of Common Stock, subject to adjustment as provided in Paragraph 14, all of which may be granted hereunder as incentive stock options. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards. Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.
5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (a) not adverse to the Participant holding such Award or (b) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.
6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.
7. Awards. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer or any Vice President of the Company for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. Notwithstanding anything herein to the contrary, no Participant may be granted during any calendar year Awards consisting of stock options or stock appreciation rights exercisable for more than 20% of the shares of

Common Stock originally authorized for Awards under this Plan, subject to adjustment as provided in Paragraph 14. In the event of an increase in the number of shares authorized under the Plan, the 20% limitation will apply to the increased number of shares authorized.
(a) Stock Option. An Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise. A stock option may be in the form of an incentive stock option (“ISO”) which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. ISOs may be granted to any employee of the Company or a Subsidiary, but not to a non-employee director. Notwithstanding the foregoing, no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan or, if later, the date of approval by the Company’s shareholders of an increase in the number of shares of Common Stock authorized to be issued as Awards under the Plan, but only with respect to such increase.
(b) Stock Appreciation Right. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right (“SAR”) is exercised over a specified strike price as set forth in the applicable Award Agreement.
(c) Stock Award. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.
(d) Cash Award. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.
8. Payment of Awards.
(a) General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, “Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.
(b) Deferral. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Award in an Award Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.
(c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

(d) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.
9. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.
10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant’s consent, and (b) no amendment or alteration shall be effective prior to approval by the Company’s stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.
12. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.
13. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void.
14. Adjustments.
(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock

(whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give property effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised options in connection with such transaction.
15. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.
16. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
17. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.
18. Effective Date of Plan. This Plan shall be effective as of the date (the “Effective Date”) it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company’s stockholders held on or before April 1, 1994. If the stockholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect, and all grants of Awards hereunder shall be null and void.

2007 ANNUAL MEETING OF SHAREHOLDERS OF CONSOLIDATED GRAPHICS, INC. August 2, 2007 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000000000 0 080207 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect two Class lI directors to serve on the Company’s Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal. NOMINEES: FOR ALL NOMINEES O Gary L. Forbes O James H. Limmer WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 2. To adopt the Fourth Amendment to the Consolidated Graphics, Inc. Long-Term Incentive Plan. 3. To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” ON PROPOSAL 1 AND A VOTE “FOR” ON PROPOSAL 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED “FOR ALL NOMINEES” ON PROPOSAL 1 AND A VOTE “FOR” ON PROPOSAL 2. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CONSOLIDATED GRAPHICS, INC. Proxy Solicited on Behalf of Board of Directors 2007 Annual Meeting of Shareholders to be held Thursday, August 2, 2007 The undersigned hereby appoints Joe R. Davis, proxy with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2007 Annual Meeting of Shareholders of Consolidated Graphics, Inc. to be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002, on Thursday, August 2, 2007 at 5:00 p.m., Central Daylight Time, and any postponement(s) or adjournment(s) thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxy will have authority to vote “FOR ALL NOMINEES” on Proposal 1 (the election of Class lI directors) and a vote “FOR” on Proposal 2. In his discretion, the proxy is also authorized to vote upon such other business as may properly come before the meeting or any postponment (s) or adjournment (s) thereof, including procedural and other matters relating to the conduct of the meeting. (Continued and to be signed on the reverse side)